UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box: Preliminary Proxy Statement Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to §240.14a-12 CONOCOPHILLIPS (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid: Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

CONOCOPHILLIPS *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2015. Meeting Information Meeting Type: Annual Meeting For holders as of: March 13, 2015 Date: May 12, 2015 Time: 9:00 a.m., Central Time Location: Omni Houston Hotel at Westside 13210 Katy Freeway Houston, Texas 77079 See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M86995-P63627 600 N. DAIRY ASHFORD PETROLEUM BUILDING #3038 HOUSTON, TX 77079

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2015 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please review the proxy materials for information on what you will need to bring to be admitted to the meeting. You will need valid picture identification and an admission ticket or proof of ownership. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. SCAN TO VIEW MATERIALS & VOTE w M86996-P63627 .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX .XXXX XXXX XXXX XXXX

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1-3.

1. ELECTION OF DIRECTORS

   Nominees:

   1a. Richard L. Armitage

   1b. Richard H. Auchinleck

   1c. Charles E. Bunch

   1d. James E. Copeland, Jr.

   1e. John V. Faraci

   1f. Jody L. Freeman

   1g. Gay Huey Evans

   1h. Ryan M. Lance

   1i. Arjun N. Murti

   1j. Robert A. Niblock

   1k. Harald J. Norvik

2. Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips' independent registered public accounting firm for 2015.

3. Advisory Approval of Executive Compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEMS 4-7.

4. Report on Lobbying Expenditures.

5. No Accelerated Vesting Upon Change in Control.

6. Policy on Using Reserves Metrics to Determine Incentive Compensation.

7. Proxy Access.

8. In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

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